UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-D

ASSET-BACKED ISSUER

DISTRIBUTION REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

For the monthly distribution period from March 1, 2020 to March 31, 2020

Commission File Number of issuing entity:	333-181552-01
Central Index Key Number of issuing entity:	0001550369

RBC COVERED BOND GUARANTOR LIMITED PARTNERSHIP
(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor:	001-13928
Central Index Key Number of depositor:	0001000275

ROYAL BANK OF CANADA
(Exact name of depositor and sponsor as specified in its charter)

Ontario, Canada	98-1056093
(State or other jurisdiction of incorporation or organization of the issuing entity)	(I.R.S. Employer Identification No.)

155 Wellington Street, West, 14th Floor Toronto, Ontario, Canada M5V 3K7	M5V 3K7
(Address of principal executive offices of the issuing entity)	(Zip Code)

(416) 313-5982
(Telephone number, including area code)

N/A
(Former name, former address, if changed since last report)

Registered/reporting pursuant to (check one)

Title of class	Section 12(b)	Section 12(g)	Section 15(d)	Name of exchange (If Section 12(b))
Series CB26 2.100% Covered Bonds Due 2020	☐	☐	√
Series CB31 2.300% Covered Bonds Due 2021	☐	☐	√

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes√   No ☐

SEC 2503 (11-18)	Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PART I - DISTRIBUTION INFORMATION

Item 1. Distribution and Pool Performance Information.

The response to Item 1 is set forth herein, and is incorporated by reference herein from the Monthly Investor Report that is filed as Exhibit 99.1 to this Form 10-D.

Royal Bank of Canada (the “Bank”) made the following distributions during the reporting period on outstanding Series of Covered Bonds:

Date	Amount	Type of Payment	Series
March 11, 2020	EUR 1,875,000.00	Interest	CB 30
March 14, 2020	EUR 1,384,000.00	Interest	CB 41
March 16, 2020	GBP 299,000.00	Interest	CB 33
March 23, 2020	CAD 1,509,012,734.00	Principal and Interest Maturity	CB 19
March 22, 2020	USD 20,125,000.00	Interest	CB 31
March 23, 2020	CAD 705,565,000.00	Principal and Interest Maturity	CB 20
March 23, 2020	USD 14,170,833.00	Interest	CB 44
March 27, 2020	CAD 6,860,06.00	Interest	CB 43

On March 25, 2020, the RBC Covered Bond Guarantor Limited Partnership (the “Guarantor LP”) acquired approximately C$34.7 billion of mortgage loans from the Bank which were added to the Cover Pool (as defined in Exhibit 99.1 to this Form 10-D).

As part of its response to the coronavirus (COVID-19) pandemic, the Bank provided for relief, based on applications from Borrowers, from interest and principal payments on mortgage loans for up to six months. Interest on skipped payments is added to the outstanding balance of the relevant mortgage loan with interest charged on that amount at the Borrower’s relevant mortgage loan rate.

PART II - OTHER INFORMATION

Item 3. Sales of Securities and Use of Proceeds.

The Guarantor LP and the Bank issued:

1.	on March 24, 2020 C$2,500,000,000 Floating Rate Series CB51 Covered Bonds due April 24, 2021;

2.	on March 25, 2020 €1,000,000,000 0.125% Series CB50 Covered Bonds due March 25, 2025 (C$ Equivalent of 1,560,000,000). The joint lead managers were Crédit Agricole Corporate and Investment Bank, HSBC France, ING Bank N.V., Landesbank Baden-Württemberg and RBC Europe Limited, and the manager was Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main;

3.	on March 27, 2020 C$5,000,000,000 Floating Rate Series CB53 Covered Bonds due September 27, 2021;

4.	on March 27, 2020 C$5,000,000,000 Floating Rate Series CB54 Covered Bonds due September 27, 2022;

5.	on March 27, 2020 C$5,000,000,000 Floating Rate Series CB55 Covered Bonds due March 27, 2023; and

6.	on March 27, 2020 C$5,000,000,000 Floating Rate Series CB56 Covered Bonds due September 27, 2023.

After the period covered by this report, the Guarantor and the Bank:

1.	on April 6, 2020 issued CHF 200,000,000 0.155% Series CB52 Covered Bonds due April 6, 2027 (C$ Equivalent of 291,140,000). The joint lead managers were UBS AG and RBC Europe Limited; and

2.	on April 15, 2020 priced AUD 2,250,000,000 Floating Rate Series CB57 Covered Bonds due April 24, 2023 (C$ Equivalent of 2,004,682,500) expected to close on April 24, 2020. The joint lead managers are Australia and New Zealand Banking Group Limited (ABN 11 005 357 522), Commonwealth Bank Australia, National Australia Bank Limited (ABN 12 004 044 937, AFSL 230686), Royal Bank of Canada, Sydney Branch (ABN 86 076 940 880) and Westpac Institutional Bank and co-managers are DBS Bank Ltd. and ING Bank N.V., Singapore Branch.

The net proceeds from the sale of the above Covered Bonds were added to the Bank’s general working capital and will be used for general working capital purposes.

CB51, CB53, CB54, CB55 and CB56 were retained by the Bank and such Covered Bonds, in whole or in part, have been or may from time to time be pledged to the Bank of Canada under repurchase transactions.

On March 25, 2020, the Bank’s global covered bond programme size was increased to €60 billion and the Bank and the Guarantor LP entered into an Amended and Restated Intercompany Loan Agreement increasing the Total Credit Commitment available to be drawn under that agreement to C$95 billion.

On March 27, 2020, the Office of the Superintendent of Financial Institutions (Canada) (“OSFI”) advised Federally Regulated Deposit Taking Institutions (“DTIs”), by letter, that due to the current exceptional circumstances relating to COVID-19, OSFI will permit DTIs, which include the Bank, to temporarily exceed the current OSFI Covered Bond Limit (as defined below) in order to allow these institutions to pledge covered bonds as collateral to the Bank of Canada. Immediately prior to March 27, 2020, total assets pledged by a DTI for covered bonds (calculated as the Canadian dollar equivalent of the deposit-taking institution’s covered bonds outstanding multiplied by the level of overcollateralization, as calculated in accordance with the Canadian Registered Covered Bond Programs Guide and reported in the monthly investors’ reports) must not, at any time, have represented more than 5.5% of the DTI’s on-balance sheet assets (as reported on the regulatory balance sheet return of the DTI) (the “OSFI Covered Bond Limit”). During the period of temporary relief, total assets pledged for covered bonds must not exceed 10% of a DTI’s total assets, including instruments issued to the market and those pledged to the Bank of Canada. The maximum amount of pool assets relating to market instruments remains limited to 5.5%. This temporary relief will be provided for at least a year and could be extended beyond this, if needed. DTIs that exceed the 5.5% limit will be expected to return below this threshold as soon as market funding conditions permit, and provide a plan to OSFI outlining their proposed approach and timing to return below the required threshold. As of the date of this Form 10-D, the Bank is in compliance with the OSFI Covered Bond Limit.

Item 10. Exhibits.

99.1 Monthly Investor Report for March 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RBC COVERED BOND GUARANTOR LP
(Issuing entity)
Date:	April 15, 2020	By:	ROYAL BANK OF CANADA
(Servicer)

/s/ Boris Kogut
Boris Kogut Managing Director, Head of Asset Securitization